Morgan Stanley Select Dimensions Investment Series -
Flexible Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Penske Truck Leasing Company LP
2.875% due 7/17/2018
Purchase/Trade Date:	  1/14/2013
Offering Price of Shares: $99.783
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo
Securities, Comerica Securities, Deutsche Bank Securities,
Fifth Third Securities, Inc., Huntington Investment
Company, Mitsubishi UFJ Securities, Mizuho Securities,
PNC Capital Markets LLC, RBS, Santander, SMBC Nikko,
US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Conagra Foods Inc. 3.200% due
1/25/2023
Purchase/Trade Date:	  1/15/2013
Offering Price of Shares: $99.754
Total Amount of Offering: $1,225,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.07
Brokers: RBS, Bof A Merrill Lynch, JP Morgan, US
Bancorp, Wells Fargo Securities, BNP Paribas, Mitsubishi
UFJ Securities, Mizuho Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:	 Arrow Electronics, Inc. 4.500% due
3/1/2023
Purchase/Trade Date:	  2/12/2013
Offering Price of Shares: $99.202
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, JP Morgan, Goldman, Sachs
& Co., BNP Paribas, Wells Fargo Securities, HSBC,
Mitsubishi UFJ Securities, Mizuho Securities, RBS,
Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Cardinal Health Inc. 3.200% due
3/15/2023
Purchase/Trade Date:	  2/19/2013
Offering Price of Shares: $99.793
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.07
Brokers: Merrill Lynch, Deutsche Bank Securities, UBS
Investment Bank, Barclays, Morgan Stanley, HSBC,
Mitsubishi UFJ Securities, Wells Fargo
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 RR Donnelly & Sons Company
7.875% due 3/15/2021
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.500
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Wells Fargo Securities, US Bancorp, ING, PNC
Capital Markets LLC, Citigroup, Fifth Third Securities,
Inc., TD Securities, Loop Capital Markets, Morgan Stanley,
Comerica Securities, Wedbush Securities Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 QVC Inc. 4.375% due 3/15/2023
Purchase/Trade Date:	  3/4/2013
Offering Price of Shares: $99.968
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.11
Brokers: Barclays, JP Morgan, Wells Fargo Securities,
BNP Paribas, BofA Merrill Lynch, Morgan Stanley, Credit
Agricole CIB, Mizuho Securities, RBS, SunTrust Robinson
Humphrey, Citigroup, Credit Suisse, Deutsche Bank
Securities, Santander, SMBC Nikko, UBS Investment
Bank, US Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 McKesson Corporation 2.850% due
3/15/2023
Purchase/Trade Date:	  3/5/2013
Offering Price of Shares: $99.878
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Scotiabank, Fifth Third, PNC Capital Markets
LLC, Rabo Securities, Wells Fargo Securities, HSBC,
Lloyds Securities, TD Securities, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	MetroPCS Wireless, Inc. 5.250%
due 4/1/2021
Purchase/Trade Date:	  3/8/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.23
Brokers: Deutsche Bank Securities, Credit Suisse, JP
Morgan, Morgan Stanley
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Enterprise Products Operating LLC
3.350% due 3/15/2023
Purchase/Trade Date:	  3/11/2013
Offering Price of Shares: $99.908
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund:  0.004
Percentage of Fund's Total Assets: 0.27
Brokers: JP Morgan, DNB Markets, Morgan Stanley, RBS,
Scotiabank, Wells Fargo Securities, Mitsubishi UFJ
Securities, Mizuho Securities, SunTrust Robinson
Humphrey, Barclays, Credit Suisse, Deutsche Bank
Securities, BofA Merrill Lynch, RBC Capital Markets,
SMBC Nikko, UBS Investment Bank, US Bancorp, ING
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Discovery Communications LLC
3.250% due 4/1/2023
Purchase/Trade Date:	  3/12/2013
Offering Price of Shares: $99.838
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.11
Brokers: JP Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, RBS, BNP Paribas, Morgan Stanley, RBC
Capital Markets, Scotiabank, Credit Agricole CIB,
Goldman, Sachs & Co., SunTrust Robinson Humphrey,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Host Hotels & Resorts LP 3.50%
due 10/15/2023
Purchase/Trade Date:	  3/19/2013
Offering Price of Shares: $99.946
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $25000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.11
Brokers: JP Morgan, Goldman, Sachs & Co., BofA Merrill
Lynch, Deutsche Bank Securities, BNY Mellon Capital
Markets, LLC, Credit Agricole CIB, Scotiabank, Wells
Fargo Securities, Credit Suisse, Morgan Stanley, PNC
Capital Markets LLC, RBC Capital Markets, Regions
Securities LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	NBC Universal Enterprise Inc.
1.974% due 4/15/2019
Purchase/Trade Date:	  3/20/2013
Offering Price of Shares: $99.943
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.46
Brokers: Barclays Capital Inc., Citigroup Global Markets
Inc., JP Morgan Securities LLC, Morgan Stanley & Co.
LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Barrick Gold Corp. 4.100% due
5/1/2023
Purchase/Trade Date:	  4/29/13
Offering Price of Shares: $99.797
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.12
Brokers: Citigroup Global Markets Inc., JP
MorganSecurities LLC, Morgan Stanley & Co. LLC, RBC
Capital Markets, LLC, HSBC Securities (USA) Inc., UBS
Securities LLC, BMO Capital Markets Corp., CIBC World
Markets Corp., Scotia Bank (USA) Inc., TD Securities
(USA) LLC, Barclays Capital Inc., BNP Paribas Securities
Corp., Deutsche Bank Securities Inc.,Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
RBS Securities Inc., Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Piedmont Operating Partnership LP
3.400% due 6/1/2023
Purchase/Trade Date:	  5/6/2013
Offering Price of Shares: $99.601
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.24
Brokers: JP Morgan Securities LLC, Morgan Stanley & Co.
LLC, US Bancorp Investments, Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, PNC Capital Markets LLC,
RBC Capital Markets LLC, SunTrust Robinson
Humphreys, Inc., Wells Fargo Securities, LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glencore Fund LLC 2.500% due
1/15/2019
Purchase/Trade Date:	  5/22/2013
Offering Price of Shares: $99.502
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $40,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.19
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc., ANZ
Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
SMBC Nikko Capital Markets Limited, TD Securities
(USA) LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Sanchez Energy Corporation
7.750% due 6/15/2021
Purchase/Trade Date:	  6/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.25
Brokers: RBC Capital Markets, Credit Suisse, Capital One
Southcoast, BB&T Capital Markets, BBVA Securities,
Iberia, Capital Partners LLC, ING, Mitsubishi UFJ
Securities, Societe Generale, SunTrust Robinson
Humphrey
Purchased from: Royal Bank of Canada
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ingersoll-Rand Global Holding Co.
4.250% due 6/15/2023
Purchase/Trade Date:	  6/17/2013
Offering Price of Shares: $99.815
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.15
Brokers: Citigroup Global Markets Inc., Goldman, Sachs &
Co., JP Morgan Securities LLC, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Deutsche Bank Securities
Inc., Mizuho Securities USA Inc., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., Standard Chartered Bank, The
Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP 3.800% due
2/1/2024
Purchase/Trade Date:	  6/18/2013
Offering Price of Shares: $99.694
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.05
Brokers:  BofA Merrill Lynch, Deutsche Bank Securities,
JP Morgan, Morgan Stanley, BNY Mellon Capital Markets
LLC, Wells Fargo Securities, Capita One Southcoast,
Mitsubishi UFJ Securities, Santander, Scotiabank, SunTrust
Robinson Humphrey, TD Securities,, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.
Morgan Stanley Variable Investment Series - Income Plus
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Rite Aid Corporation 6.750% due
6/15/2021
Purchase/Trade Date:	 6/18/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $810,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.50
Brokers: Citigroup, BofA Merrill Lynch, Wells Fargo
Securities, Goldman, Sachs & Co., Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.